UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549
                SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c)or Section
     240.14a-12
                 PACIFIC SOFTWORKS,INC.
  (Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                       PACIFIC SOFTWORKS, INC.
              Notice of Annual Meeting of Stockholders
                     To Be Held May 26, 2000
To The Stockholders:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of Pacific Softworks, Inc. (the "Company"), a California corporation, will be held on May 26, 2000 at 10:00 a.m., local time, at the Company's office located at 703 Rancho Conejo Boulevard, Newbury
Park, California 91320, for the following purposes:

1. To elect three directors to serve for a one year term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001.

2. To change the name of the corporation from Pacific Softworks, Inc. to PASW, Inc.

3.   To ratify and approve the appointment of Merdinger, Fruchter, Rosen
     & Corso, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2000.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 10, 2000 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                  By Order of the Board of Directors
                                  William E. Sliney
                                  President
   Newbury Park, California
   April 15, 2000
                                 YOUR VOTE IS IMPORTANT
     To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                           PACIFIC SOFTWORKS, INC.
                              PROXY STATEMENT
General
     The enclosed Proxy is solicited on behalf of the Board of Directors of Pacific Softworks, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held May 26, 2000 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at the Company's office located at 703 Rancho Conejo Boulevard, Newbury Park, California 91320. The Company's telephone number at that location is (805) 499-7722.

     These proxy solicitation materials were mailed on or about April 15, 2000 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

     Only stockholders of record at the close of business on April 10, 2000 are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2000, 4,500,900 shares of the Company's Common Stock were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to American Securities Transfer & Trust, Inc. 12039 West Alameda Parkway,
Suite Z-2, Lakewood, Colorado 80228, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted FOR the slate of directors described herein, FOR Proposal Two, FOR Proposal Three and as to any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

Voting and Solicitation

     Each stockholder is entitled to one vote for each share of Common
Stock on all matters presented at the Annual Meeting,except that in the election of directors each shareholder may cumulate his or her votes and give any one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares which the shareholder is entitled to vote at the meeting, or to distribute the votes on the same principal among as many candidates as the shareholder may choose, if (i) the name of the candidate for whom such votes are cast has been properly placed in nomination prior to the voting, and (ii) any shareholder has given notice at the meeting prior to voting of that shareholder's intention to cumulate his or her votes. Voting instructions are included on the proxy or voting instruction card.

     This solicitation of proxies is made by the Company, and all costs associated with soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

Quorum; Abstentions; Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. All shares represented at the meeting, whether in person or by a general or limited proxy, will be counted for the purpose of establishing a quorum.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions (including "Withheld"), the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present and entitled to vote ("Votes Cast") with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.
Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under current California case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

Stockholder Nominations and Proposals

     The Company's Bylaws provide that nominations for the election of directors and business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business.

     To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.

     In the notice, the stockholder must provide (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed, (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors, and, (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

Deadlines for Submission of Stockholder Proposals for 2001 Annual Meeting

     Stockholders of the Company are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Stockholders wishing to present a proposal at the Company's 2001 Annual Stockholder Meeting must submit such proposal to the Company by January 15, 2001 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                                    PROPOSAL ONE
                               ELECTION OF DIRECTORS
Nominees
     Three directors are to be elected at the Annual Meeting. Each director elected at the Annual Meeting will serve until the 2001 Annual Meeting and until his successor is elected and qualified.

     The Board currently consists of Glenn P. Russell, Wayne T. Grau, Reuben Sandler, Ph.D. and two vacancies. Mr. Russell, Mr. Grau and Dr. Sandler have been nominated for re-election by the Board. We have provided below information on each of the nominees.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the term expires or until such director's successor has been duly elected and qualified.

Vote Required

The nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and pursuant to California law, a broker nonvote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
    NOMINEES LISTED BELOW.

     The names of the directors, certain information about them and their ages as of December 31, 1999 are set forth below:
                                                          Director  Term
Name of Director        Age  Position(s) With the Company   since   Expires
Glenn P. Russell         45   Chairman                      1992    2000
Wayne T. Grau(1)         51   Director                      1999    2000
Reuben Sandler Ph.D.(1)  63   Director                      1999    2000

(1) Member of the Audit Committee and Compensation Committee.
Nominees for Director

     Glenn P. Russell. Mr. Russell has been our chairman since 1992. He also served as president and chief executive officer from 1992 to December 1999. Before 1992 he had various sales and marketing positions at IBM, Unisys and Network Research Corporation, a predecessor of Pacific Softworks. Mr. Russell is also an officer and director of Luke Systems International, a distributor of electronic components. Luke
Systems International is controlled by Mr. Russell's spouse. Mr. Russell devotes substantially all of his time to Pacific Softworks. Mr. Russell was educated in the United Kingdom.

     Wayne T. Grau. Mr. Grau has been a director of Pacific Softworks since January 1999. He has been the president and chief executive officer of Fielding Electric, Inc. since 1981. He is currently a member of the Los

Angeles Chapter membership committee of the National Electrical
Contractors Association, a trustee for the Joint Apprenticeship Training Committee and a trustee for the Los Angeles Electrical Training Trust.

     Reuben Sandler, Ph.D. Dr. Sandler has been a director of Pacific Softworks since January 1999. He was the president and chief information officer for MediVox, Inc., a medical software development company, from June 1997 through March 1999. Since March 1999, he has been President and Chief Executive Officer of Intelligent Optical Systems, Inc. From 1989 to 1996, he was an executive vice president for R&D Laboratories, Inc. Dr. Sandler received a Ph.D. from the University of Chicago and is the author of four books on mathematics. He currently serves on the boards of directors of MediVox, Inc. and Alliance Medical Corporation and is an advisor to the board of directors of R&D Laboratories, Inc.

Board Meetings and Committees

     The Board of Directors of the Company held a total of 13 meetings during the fiscal year ended December 31, 1999. The committees of the Board of Directors include an Audit Committee and a Compensation
Committee.

     The Audit Committee of the Board of Directors, which was appointed in February 1999, consists of Messrs. Grau and Sandler and held no meetings during the last fiscal year. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in the Company's financial statements.

     The Compensation Committee of the Board of Directors, which was appointed in February 1999,consists of Messrs. Grau and Sandler. The Compensation Committee held one meeting during the last fiscal year. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation of officers and other managerial employees.

     No director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and committees thereof upon which that director served, held subsequent to becoming a director or appointment to such committee.

Director Compensation

     Our directors receive $200 for attending meetings of the board of directors. We also reimburse our directors for actual and reasonable out of pocket expenses incurred when attending board of directors and committee meetings. Directors who are not employees are eligible to participate in the 1998 equity incentive program. Each of our non-employee directors received options to purchase 15,000 shares of common stock following his election to the board of directors in January 1999.

                              PROPOSAL TWO
                    APPROVAL OF THE AMENDMENT TO THE
                 RESTATED CERTIFICATE OF INCORPORATION
                   TO CHANGE THE NAME OF THE COMPANY

     In 1999 we refined our strategic focus in order to enhance our positioning and flexibility in the rapidly growing market for Internetworking technology and to improve the utilization of our assets and competencies. Key elements of our business strategy involve the segregation of our core technology into separate business units and identifying strategic investment opportunities and/or associations with other operating companies. In conjunction with this strategy the Board of the Company has approved, subject to stockholder approval, to change the name of the Company from Pacific Softworks, Inc. to PASW, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
AMENDMENT TO ARTICLE 1 OF THE RESTATED CERTIFICATE OF INCORPORATION OF
 PACIFIC SOFTWORKS, INC. TO CHANGE THE NAME OF THE CORPORATION TO PASW, INC.

                             PROPOSAL THREE
                RATIFICATION OF APPOINTMENT OF INDEPENDENT
                         PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Merdinger, Fruchter, Rosen & Corso, P.C., independent public accountants, to audit the financial statements of the Company for the year ending December 31, 2000 and recommends that the stockholders ratify this selection.
Merdinger, Fruchter, Rosen & Corso, P.C. has audited the Company's financial statements since the year ending December 31, 1992.

     In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Merdinger, Fruchter, Rosen & Corso, P.C. are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER EXECUTIVE OFFICERS

     Other than Mr. Russell who is also a director of the Company and for whom biographical information is provided above, the names of the executive officers of the Company together with certain biographical information for each of them is set forth below:

Name                     Age            Position

William E. Sliney        61        President and Chief Financial Officer
Mark Sewell              38        Vice President -- Business Development
Sandra J. Garcia         37        Vice President -- Sales
Joseph Lechman           32        Secretary

William E. Sliney. Mr. Sliney has been our President since December 1999 and Chief Financial Officer since April 1999. Before joining us, Mr. Sliney was the Chief Financial Officer for Legacy Software Inc. from 1995 to
1998. From 1993 to 1994, Mr. Sliney was Chief Executive Officer for
Gumps. Mr. Sliney received his masters in business administration from the University of California at Los Angeles

Mark Sewell. Mr. Sewell, previously a resident of the United Kingdom, was the general manager for our European operations from 1996 to 1999 and our Vice President - Business Development commencing in 1999. For over two years prior to 1996, he was the business and support manager for the Asia Pacific region of PictureTel, Inc. He received his masters degree in electrical and electronic engineering from the University of Canterbury.

Sandra J. Garcia. Ms. Garcia joined us in 1993 as our regional sales manager and became vice president -- North American sales in 1996 and vice president sales in 1999. Ms. Garcia graduated with a degree in business administration from Santa Barbara College.

Joseph Lechman. Mr. Lechman has been our secretary since March 1999.
He is a principal in the law firm of Gose & Lechman and has been racticing law in Ventura County, California since 1991. Mr. Lechman received his bachelor of arts degree in business administration from California State University at Fullerton. He received his juris doctorate from Pepperdine University School of Law and obtained a masters of law in taxation from the New York University School of Law. He was admitted to the State Bar of California in 1990.

EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth the compensation earned for services rendered to Pacific Softworks in all capacities for the three most recently completed years by our Chief Executive Officer and our other most highly compensated executive officers whose salary and bonus during the year ended December 31, 1999 exceeded $100,000. These individuals are referred to as the "Named Executive Officers" here and elsewhere in this proxy statement.

                     Summary Compensation Table
                                                  Long-term
                                                  compensation
                                                     awards
                                                  Securities
Name and principal   Year    Annual compensation  underlying  all other
     position       Ended    salary    bonus      options     compensation
Glenn P. Russell (1)  1999    190,000      0         30,000         0
  Chairman            1998    207,692      0              0      80,637
                      1997    215,384      0              0     343,757

William E. Sliney (2) 1999     87,087      0        312,000           0
  President and       1998          0      0              0           0
  Chief Financial     1997          0      0              0           0
  Officer

Mark Sewell
  Vice President -    1999    145,049      0         12,000           0
  Business            1998    134,823      0         70,000           0
  Development         1997    115,886      0              0           0

Sandre J. Garcia      1999    134,316      0         12,000           0
  Vice President-     1998    120,443      0         70,000           0
  Sales               1997    154,563      0              0           0

(1) Other compensation for Mr. Russell represents distributions which we made to him in excess of his base salary while the Company was a subchapter S Corporation. In February 1999, Pacific Softworks terminated the subchapter S election and became subject to taxation at the corporate level.

(2) Mr. Sliney commenced employment in April 1999. His annual salary is $125,000.


Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers in 1999. The figures representing percentages of total options granted to employees in the fiscal year 1999 are based on an aggregate of 628,000 options granted by us during the year ended December 31, 1999 to our employees and consultants, including the Named Executive Officers.

     In the table potential realizable values are based on assumed rates of appreciation over the term of the option from the date of grant. These values are calculated assuming the fair market value of common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of the term for the appreciated stock price. These assumed rates are based on Securities and Exchange Commission requirements and do not reflect our projections or estimates of future stock price growth. Actual gains, if any, will depend on the future performance of our common stock.

     Unless otherwise indicated, the options in this table were granted under the 1998 equity incentive program and have 5-year terms. The options vest at the rate of 2% per month from the date of grant over a period of 36 months, after which they vest in full. All of the options have exercise prices equal to the fair market value of our common stock on the date of grant, except for the options issued to Mr. Russell which have an exercise price equal to 110% of the fair market value of our common stock on the date of grant, in accordance with the 1998 equity incentive program provisions.

               Option Grants During  Year Ended December 31, 1999

                                                               Potential realizable
                                                                 value at assumed
                                Percent of                         annual rates of
                     Number of     total                            stock price
                     securities   options                          appreciation for
                     underlying  granted to                          option term
                      options   employees in  exercise  expiration ---------------
Name                  granted    fiscal year    price      date     5%($)      10%($)
Glenn P. Russell       30,000         5%         $5.50    04/30/04  103,768    262,968
William E. Sliney      12,000         2%         $5.00    04/30/04   37,734     95,625
William E. Sliney (1) 300,000        48%         $5.75    12/01/04  476,586  1,053,130
Mark Sewell            12,000         2%         $5.00    04/30/04  37,734      95,625
Sandra J. Garcia       12,000         2%         $5.00    04/30/04  37,734      95,625

(1) Mr. Sliney's options provide for the purchase of Pacific Softworks common stock at $5.75 per share (the fair market value at the date of issuance) for a period of five years and are exercisable only if the closing price of the Company's common stock is$10.00 per share or more for 15 consecutive days.


                Aggregate Option Exercises in Last Fiscal Year

     The following table summarizes the value of options held at December
31, 1999 by our Named Executive Officers. The value of unexercised in-the-money options at December 31, 1999 figures in the right-hand columns are based on the difference between the fair market value of $5.69 per share at year-end and the per-share exercise price, multiplied by the number of shares issued upon exercise of the option.

                                             Number of securities      Value of unexercised
                     Number                 underlying unexercised         in-the-money
                   of shares                  options at year end       options at year end
                    acquired      Value     ---------------------      -----------------------
Name             upon exercise  realized  exercisable  unexercisable  exercisable unexercisable
Glenn P. Russell         -          -        4,800        25,200          912         4,788
William E. Sliney        -          -        1,920       310,080        1,325       213,955
Mark Sewell              -          -       71,920        10,080      312,125         6,955
Sandra J. Garcia         -          -       71,920        10,080      312,125         6,955

                   REPORT OF THE COMPENSATION COMMITTEE

     Appointed in February 1999, the Compensation Committee is charged with the responsibility of reviewing all aspects of the Company's executive compensation programs and administering the Company's stock option plans. The Compensation Committee held one meeting during 1999.

Compensation Philosophy

     The Company's executive compensation policies are designed to attract and retain qualified executives who will contribute to the Company's long-term success, to reward executives for achieving the Company's financial goals, and to link executive compensation and stockholder interests through equity-based plans. The Committee believes that strong financial performance, on a sustained basis, is the most certain avenue through which the Company can positively affect long-term stockholder return. Furthermore, the Committee believes that, in order to attract and retain the most qualified executives in the industry, the Company's compensation policies must be competitive with other companies of comparable size and in similar industries and must reinforce strategic performance objectives through the use of incentive compensation programs. In order to provide incentive to executive officers, a portion of their annual compensation is paid as a bonus. The amount of the bonus for each person is determined on the basis of several indicators of corporate performance as outlined below.

Compensation Plans

     The following are the key components of the Company's executive officer compensation:

     Base Compensation. The Committee will establish base salaries for executive officers based on its review of base salaries of executive officers in companies of comparable size and in similar industries.

     Bonus. The Company's executive bonus plan provides for incentive compensation to some but not all Company's executive officers and other key employees and will be determined by principally on certain performance measures. The performance measures include worldwide corporate performance and individual performance. Worldwide performance is measured based on targets with respect to the Company's revenue, days sales outstanding, return on products and other factors. The Committee believes that these factors are indicative of overall corporate performance and stockholder value. Individual performance is measured based on goals related to each person's function within the organization.

     Long-Term Incentive Compensation. The Company's option plans provide for long-term incentive compensation for employees of the Company, including executive officers. These awards give employees an equity interest in the Company, thereby aligning the interests of executive officers and stockholders and providing incentive to maximize stockholder value.

                         The Compensation Committee
                         Wayne Grau     Reuben Sandler, Ph.D.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended (the "Exchange
Act") that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings, nor shall such Report be incorporated by reference into any future filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our common stock as of December 31, 1999 by:
- each person who is known by Pacific Softworks to own beneficially more  than 5% of our outstanding common stock,
- each of our executive officers and directors and
- all executive officers and directors as a group.

    Shares of common stock not outstanding but deemed beneficially owned because an individual has the right to acquire the shares of common stock within 60 days are treated as outstanding when determining the amount and percentage of common stock owned by that individual and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock shown.

Name and address        Number of shares    Percentage of
of beneficial owner   Beneficially owned  shares outstanding

Glenn P. Russell           3,006,000            68.2%
William E. Sliney              2,400               *
Mark Sewell                   72,400             1.6%
Sandra J. Garcia              72,400             1.6%
Robert G.J.Burg II (1)        15,000               *
Wayne Grau                    15,000               *
Reuben Sandler, Ph.D.         15,000               *
Joseph Lechman                 2,400               *
All directors and executive
officers as a group
  (8 persons)              3,200,600             73.4%

* Less than 1%.
(1) Mr. Burg resigned as a member of the board effective January 17, 2000.

     The address of each officer and director is 703 Rancho Conejo Boulevard, Newbury Park, California 91320.

     In the foregoing table, the common stock beneficially owned by Glenn
P. Russell's beneficial ownership includes 3,000,000 shares owned by the Russell Trust of which Glenn Russell and Laura Russell, husband and wife, are principal beneficiaries.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1996, Pacific Softworks agreed with a former officer, director and principal stockholder to a buyout of his employment agreement and Glenn P. Russell agreed to purchase all of that former officer's shares of common stock of Pacific Softworks. Pacific Softworks and that former officer also entered into a consulting agreement and that former officer agreed not to compete with Pacific Softworks. Pacific Softworks paid the former officer $ 257,143 and $314,286 for 1999 and 1998, respectively. As of December 31, 1999 the Company has satisfied its obligations to the former officer in full.

     In December 1998, Luke Systems International, a company controlled by the spouse of Glenn P. Russell, loaned Pacific Softworks $100,000 interest free. In March 1999, Pacific Softworks repaid the loan.

     During 1998 and a portion of 1999 Company subleased a portion of the premises to Luke Systems International. The Company believes that the terms of Luke's occupancy are favorable to the Company. This affiliated company relocated to other premises before September 30, 1999.

     At July 1, 1999 the Company owed a bank approximately $250,000 for advances that were obtained under a line of credit. Glenn P. Russell has provided our bank with his personal guarantee and the Company has collateralized our accounts receivable as security for these advances. This amount was repaid in August 1999.

     During 1996, 1997 and 1998 we employed Glenn P. Russell's mother, a resident of the United Kingdom, to perform various administrative and managerial tasks for us within that country. We paid her $105,769 in 1998. She ceased to be our employee in the fall of 1998.

     Pacific Softworks believes that the transactions described above, other than the employment of the mother of Glenn P. Russell, were made on terms no less favorable to Pacific Softworks than could have been obtained from unaffiliated third parties.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999, all officers, directors and greater than ten percent beneficial owners listed in the above table failed to comply with the following Section 16(a) filing requirements: all parties failed to file a Form 3 reflecting their initial statements of beneficial ownership of equity securities, and all parties failed to file their annual statements on Form 5. As of February 29, 2000 all delinquent forms had been filed by all parties.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed
Proxy to vote the shares they represent as the Board of Directors may recommend.
                         BY ORDER OF THE BOARD OF DIRECTORS

                       William E. Sliney
                       President

   Dated: April 15, 2000

                                    PROXY
                            PACIFIC SOFTWORKS, INC.
                          703 RANCHO CONEJO BOULEVARD
                        NEWBURY PARK, CALIFORNIA 75081

                    SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Glenn P. Russell and William E. Sliney, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Pacific Softworks, Inc. (the "Company") held of record by the undersigned on April 10, 2000 at the Annual Meeting of Shareholders to be held on May 26, 2000 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[X] Please mark votes as in this example.

1. Election of Directors.
   Nominees: (01)Glenn P. Russell, (02)Wayne Grau and (03) Reuben Sandler Ph.D.
   FOR ALL NOMINEES [_]     WITHHELD FROM ALL NOMINEES [_]
[_]_______________________________________
    For all nominees except as noted above

2. To change the name of the corporation from Pacific Softworks, Inc. to PASW, Inc.
   FOR          AGAINST         ABSTAIN
   [_]            [_]             [_]

3. Ratify the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as independent auditors.
   FOR          AGAINST         ABSTAIN
   [_]            [_]             [_]

4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

 MARK HERE   [_]  FOR ADDRESS  CHANGE AND   NOTE AT LEFT

     Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:________________________    Date:_______________

Signature:________________________    Date:_______________